DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) - Schedule of accrued warranty liability, which is included as a component of accrued expenses and other current liabilities - Cepton Technologies, Inc. [Member] - USD ($)
$ in Thousands
	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Product Warranty Liability [Line Items]
Beginning balance	$ 40	$ 31	$ 20
Warranty provision	33	90	185
Consumption	(24)	(81)	(174)
Ending balance	$ 49	$ 40	$ 31